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                                                                   EXHIBIT 25.2

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                          TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

                              --------------------

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                   74-0800980
                    (I.R.S. Employer Identification Number)

     712 MAIN STREET, HOUSTON, TEXAS                            77002
  (Address of principal executive offices)                   (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                      HOUSTON, TEXAS 77002  (713) 216-2448
           (Name, address and telephone number of agent for service)

                       SERVICE CORPORATION INTERNATIONAL
              (Exact name of obligor as specified in its charter)

                 TEXAS                                     74-1488375
    (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                   Identification Number)

          1929 ALLEN PARKWAY                                 77019
(Address of principal executive offices)                   (Zip code)


                  COMPANY SENIOR SUBORDINATED DEBT SECURITIES
                        (Title of indenture securities)


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ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Comptroller of the Currency, Washington, D.C.
                 Federal Deposit Insurance Corporation, Washington, D.C.
                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                 The trustee is authorized to exercise corporate trust powers.

ITEM 2.          AFFILIATIONS WITH THE OBLIGOR.

                 IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.          VOTING SECURITIES OF THE TRUSTEE.

                 FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                    COL. A                           COL. B
                 TITLE OF CLASS                AMOUNT OUTSTANDING
                 --------------                ------------------

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.          TRUSTEESHIPS UNDER OTHER INDENTURES.

                 IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

                 (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


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ITEM 4. (CONTINUED)

                 (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

                 IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6.          VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
                 OFFICIALS.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

      COL. A            COL. B              COL. C                  COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                 REPRESENTED BY
                                          AMOUNT OWNED          AMOUNT GIVEN IN
   NAME OF OWNER     TITLE OF CLASS       BENEFICIALLY               COL. C
   -------------     --------------       ------------         -----------------

   Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.





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

ITEM 7.          VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR
                 THEIR OFFICIALS.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

      COL. A            COL. B             COL. C              COL. D
                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                                            REPRESENTED BY
                                         AMOUNT OWNED      AMOUNT GIVEN IN
   NAME OF OWNER     TITLE OF CLASS      BENEFICIALLY          COL. C
  --------------     --------------      ------------     -----------------

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8.          SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

    COL. A             COL. B               COL. C                   COL. D
                                         AMOUNT OWNED
                     WHETHER THE        BENEFICIALLY OR            PERCENT OF
                     SECURITIES       HELD AS COLLATERAL              CLASS
                     ARE VOTING          SECURITY FOR            REPRESENTED BY
                    OR NONVOTING        OBLIGATIONS IN            AMOUNT GIVEN
 TITLE OF CLASS      SECURITIES            DEFAULT                  IN COL. C
 --------------     ------------      ------------------         --------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.





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ITEM 9.          SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

      COL. A          COL. B                COL. C                COL. D
                                         AMOUNT OWNED
                                        BENEFICIALLY OR          PERCENT OF
                                       HELD AS COLLATERAL          CLASS
  NAME OF ISSUER                          SECURITY FOR         REPRESENTED BY
        AND             AMOUNT           OBLIGATIONS IN         AMOUNT GIVEN
  TITLE OF CLASS     OUTSTANDING       DEFAULT BY TRUSTEE        IN COL. C
  --------------     -----------       ------------------      --------------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

         COL. A         COL. B                COL. C                COL. D
                                           AMOUNT OWNED
                                          BENEFICIALLY OR          PERCENT OF
                                         HELD AS COLLATERAL          CLASS
     NAME OF ISSUER                        SECURITY FOR          REPRESENTED BY
          AND            AMOUNT           OBLIGATIONS IN          AMOUNT GIVEN
     TITLE OF CLASS    OUTSTANDING      DEFAULT BY TRUSTEE         IN COL. C
     --------------    -----------      -------------------      --------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.





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ITEM 11.         OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A
                 PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

       COL. A           COL. B              COL. C                   COL. D
                                         AMOUNT OWNED
                                        BENEFICIALLY OR            PERCENT OF
                                       HELD AS COLLATERAL            CLASS
    NAME OF ISSUER                        SECURITY FOR           REPRESENTED BY
         AND             AMOUNT          OBLIGATIONS IN           AMOUNT GIVEN
    TITLE OF CLASS     OUTSTANDING     DEFAULT BY TRUSTEE          IN COL. C
    --------------     -----------     ------------------        --------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 12.         INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                 EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


           COL. A              COL. B              COL. C

          NATURE OF            AMOUNT
        INDEBTEDNESS         OUTSTANDING          DATE DUE
        ------------         -----------          --------

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13.         DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)





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ITEM 13. (CONTINUED)

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.         AFFILIATIONS WITH THE UNDERWRITERS.

                 IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15.         FOREIGN TRUSTEE.

                 IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                 Not applicable.

ITEM 16.         LIST OF EXHIBITS.

                 LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

                 o 1. A copy of the articles of association of the trustee now in effect.

                 # 2. A copy of the certificate of authority of the trustee to commence business.

                 * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

                 + 4.  A copy of the existing bylaws of the trustee.

                   5.  Not applicable.



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                   6.  The consent of the United States institutional trustees required by Section 321(b) of the Act.

                 []7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                   8.  Not applicable.

                   9.  Not applicable.


                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. The exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.

         o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

         #       Incorporated by reference to exhibit bearing the same
designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

         * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

         +       Incorporated by reference to exhibit bearing the same
designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

         [ ]     Incorporated by reference to exhibit bearing the same
designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 333-52197.

                                      NOTE

                 Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.





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                                   SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 29TH DAY OF MAY, 1998.

                                        CHASE BANK OF TEXAS, NATIONAL
ASSOCIATION, AS TRUSTEE


                                        By: /s/ MAURI J. COWEN
                                            --------------------------------
                                            Mauri J. Cowen
                                            Vice President and Trust Officer





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                                                                       EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an 1998 Senior Subordinated Indenture between Service Corporation International, a Texas corporation (the "Company"), and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's Senior Subordinated Debt Securities.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        CHASE BANK OF TEXAS, NATIONAL
                                          ASSOCIATION, as Trustee


                                        By:       /s/ MAURI J. COWEN
                                            --------------------------------
                                                     Mauri J. Cowen
                                            Vice President and Trust Officer